                                                                      Exhibit 21

                                 SUBSIDIARIES OF
                   MARSH & MCLENNAN COMPANIES, INC. (DELAWARE)


                                                                                            Where             Percent Owned
                          Name                                                              Incorporated        by Parent
                          ----                                                              ------------        ---------
Marsh & McLennan Real Estate Advisors, Inc.                                                 Delaware               100%
     MMC Realty, Inc.                                                                       New York               100%
Omega Indemnity (Bermuda) Limited                                                           Bermuda                100%
     Omega II Indemnity Company Limited                                                     Ireland                100%
Epsilon Insurance Company, Ltd.                                                             Cayman Islands         100%
Marclen Holdings Inc.                                                                       Delaware               100%
     Marclen LLC                                                                            Delaware               100%
         Palamerican Corporation                                                            Delaware               100%
                Paladin Reinsurance Corporation                                             New York                20%
                Syndicate and Corporate Management Services, Inc.                           Delaware               100%
                Americas Insurance Company                                                  Louisiana              100%
                      America Surplus Lines Insurance Company                               Mississippi            100%
MMC Enterprise Risk, Inc.                                                                   Delaware               100%
Marsh Inc.                                                                                  Delaware               100%
   Marsh USA Inc.                                                                           Delaware               100%
     Marsh USA Inc.                                                                         Alabama                100%
     Marsh USA Inc.                                                                         Alaska                 100%
     Marsh USA Inc.                                                                         Arkansas               100%
     Marsh USA Inc.                                                                         Connecticut            100%
     Marsh & McLennan Financial Markets, Inc.                                               Delaware               100%
     Marsh & McLennan GbR Holdings, Inc.                                                    Delaware               100%
     Marsh & McLennan Pallas Holdings, Inc.                                                 Delaware               100%
         Marsh & McLennan Pallas Holdings GmbH                                              Germany                100%
         Gradmann & Holler GbR                                                              Germany                 98%
                Pallas Gradmann & Holler do Brasil Corretores de Seguros Ltda.              Brazil                 100%
                      Assivalo Comercial E Representacoes Ltda.                             Brazil                  30%
     Triad Services, Inc.                                                                   Delaware               100%
     Marsh & McLennan Agency, Incorporated                                                  District of Columbia   100%
     Marsh USA Inc.                                                                         Idaho                  100%
     Marsh USA Inc.                                                                         Illinois               100%
     Marsh USA Inc.                                                                         Indiana                100%
     Marsh USA Inc.                                                                         Kentucky               100%
     Marsh USA Inc.                                                                         Louisiana              100%
     Marsh USA Risk Services Inc.                                                           Maine                  100%
     Marsh USA Inc.                                                                         Massachusetts          100%
     Marsh USA Inc.                                                                         Michigan               100%
     Marsh USA Inc.                                                                         Mississippi            100%
     Marsh USA Inc.                                                                         Nevada                 100%
     Marsh USA Inc.                                                                         Ohio                   100%
     Marsh USA Inc.                                                                         Oklahoma               100%
     Marsh USA Inc.                                                                         Pennsylvania           100%
     Marsh USA Inc.                                                                         Puerto Rico            100%
     Marsh USA Inc.                                                                         Rhode Island           100%
     Marsh USA Inc.                                                                         Texas
     Marsh USA Agency Inc.                                                                  Texas                  100%
     Marsh USA Benefits Inc.                                                                Texas
     Marsh USA Inc.                                                                         Utah                   100%
     Marsh USA Inc.                                                                         Virginia               100%
     Marsh USA Inc.                                                                         West Virginia          100%
     Marsh Ltd.                                                                             Wisconsin              100%



         Marsh Global Broking, Inc.                                                         Illinois               100%
                 Marsh Global Broking (Bermuda) Ltd.                                        Bermuda                100%
                      J&H Bowring (Bermuda) Investments Ltd.                                Bermuda                100%
                Marsh Global Broking, Inc.                                                  Connecticut            100%
                Marsh Global Broking, Inc.                                                  Missouri               100%
                Marsh Global Broking, Inc.                                                  New Jersey             100%
                Marsh Intermediaries, Inc.                                                  New York               100%
                Marsh Global Broking, Inc.                                                  Texas                  100%
         Marsh Global Broking (Dublin) Ltd.                                                 Ireland                100%
         JHM Holdings, Inc.                                                                 New York               100%
         Marsh & McLennan Properties, Inc.                                                  Delaware               100%
                Marsh & McLennan Properties (Bermuda) Ltd.                                  Bermuda                100%
         Marsh & McLennan Holdings, Inc.                                                    Delaware               100%
                Marsh Ltd.                                                                  Korea                  100%
                Marsh & McLennan (Malaysia) SDN BHD                                         Malaysia               100%
         Marsh International Holdings, Inc.                                                 Delaware                70%
                Marsh International Broking Holdings                                        United Kingdom         100%
                      Insurance Brokers of Nigeria                                          Nigeria                 40%
                Marsh Argentina SA                                                          Argentina               86%
                      Ayba SA                                                               Argentina              100%
                          Ayling Marsh SA                                                   Argentina               60%
                                Interco SA                                                  Argentina              100%
                                Mees & Zoonen Argentina SA                                  Argentina              100%
                                Marsh Risk Consulting SA                                    Argentina              100%
                      Constantinidi Marsh SA                                                Uruguay                 80%
                          A. Constantinidi & Cia S.C.                                       Uruguay                100%
                          Insbrokers Ltda.                                                  Uruguay                100%
                Marsh Pty. Ltd.                                                             Australia              100%
                      Marsh & McLennan Global Broking Pty. Ltd.                             Australia              100%
                      Marsh & McLennan (PNG) Pty. Ltd.                                      Papua New Guinea       100%
                          Kila Marsh & McLennan Limited                                     Papua New Guinea        52%
                      Fenchurch Insurance Brokers Pty. Limited                              Australia              100%
                          Marsh & McLennan (SA) Pty. Ltd.                                   Australia              100%
                          Marsh & McLennan (WA) Pty. Ltd.                                   Australia              100%
                      Marsh & McLennan (WA Division) Pty. Ltd.                              Australia              100%
                      Marsh & McLennan Agencies Pty. Ltd.                                   Australia              100%
                      Marsh Asia Pacific Management Pty. Ltd.                               Australia              100%
                Marsh Corretora de Seguros Ltda.                                            Brazil                 100%
                      Johnson & Higgins Mediservice - Administradora De Planos De Saude LtdaBrazil                 100%
                Llenrup Participacoes S/C Ltda.                                             Brazil                 100%
                J&H Marsh & McLennan Management (Barbados) Ltd.                             Barbados               100%
                Marsh Canada Limited                                                        Canada                 100%
                      Charbonneau, Dulude & Associes (1985) Limitee/Charbonneau,
                         Dulude & Associates (1985) Limited                                 Canada                 100%
                      M&M Insurance Management Canada Ltd.                                  British Columbia       100%
                      Marshcan Insurance Brokers Limited                                    Canada                 100%
                      Irish & Maulson Limited                                               Ontario                100%
                      Pratte-Morrissette, Inc.                                              Quebec                 100%
                      Marsh Claims Management Services (Canada) Limited                     Canada                 100%
                      Albert Willcox & Co. of Canada Ltd.                                   Canada                 100%
                      Guy Bergeron & Associes Inc.                                          Quebec                 100%
                      Dupuis, Parizeau, Tremblay Inc.                                       Quebec                 100%
                      Lamarre Caty House Ltee.                                              Quebec                 100%


         MARSH INTERNATIONAL HOLDINGS, INC. (CONT.)


                J&H Marsh & McLennan Ltd.                                                   Hong Kong              100%
                Marsh SpA                                                                   Italy                  100%
                Marsh Japan Inc.                                                            Japan                  100%
                Marsh Korea Inc.                                                            Korea                  100%
                Organizacion Brockman y Schuh, S.A. de C.V.                                 Mexico                  99%
                      William M. Mercer S.A. de C.V.                                        Mexico                  82%
                      Servicios Actuariales Guatemala, S.A.                                 Guatemala               50%
                      Marsh & McLennan Servicios, S.A. de C.V.                              Mexico                  99%
                      Consultores en Garantias, S.A. de C.V.                                Mexico                  99%
                      Professional Indemnity Re, Ltd.                                       Bermuda                100%
                      Border Insurance Services, Inc.                                       California             100%
                      Travelgold Mexico, S.A. de C.V.                                       Mexico                  50%
                      Grupo Medicos, S.A. de C.V.                                           Mexico                  25%
                Brockman y Schuh Marsh & McLennan Agente de Seguros y
                 de Fianzas, S.A. de C.V.                                                   Mexico                  99%
                Inverbys, S.A. de C.V.                                                      Mexico                  99%
                      ByS Servicios Especiales, Agente de Seguros, S.A. de C.V.             Mexico                  44%
                      Guy Carpenter Reinmex, Intermediario de Reaseguros, S.A. de C.V.      Mexico                  51%
                          Reinmex de Colombia Corredores de Reaseguros, Ltda.               Mexico                  87.5%
                          Reinmex Florida, Inc.                                             Florida                100%
                Administradora de Inmuebles Fin, S.A. de C.V.                               Mexico                  99%
                Corredores Internacionales de Reaseguros S.A.                               Mexico                  60%
                Marsh Holdings BV                                                           Netherlands            100%
                      Marsh Eurofinance BV                                                  Netherlands            100%
                          Marsh BV                                                          Netherlands            100%
                                Marsh Mees & Zoonen Holdings BV                             Netherlands            100%
                                     Marsh Mees & Zoonen BV                                 Netherlands            100%
                Marsh & McLennan Slovakia s.r.o.                                            Slovakia               100%
                Marsh & McLennan Correduria de Reaseguros S.A.                              Spain                  100%
                Marsh AG                                                                    Switzerland            100%
                MMc France SA                                                               France                 100%
                      Mercer  SA                                                            France                 100%
                          William M. Mercer S.A.                                            France                 100%
                      Marsh S.A.                                                            France                 100%
                          Guy Carpenter & Company S.A.                                      France                 100%
                                Guy Carpenter & Company                                     Spain                   81%
                          Societe Bargheon                                                  France                 100%
                          Guy Carpenter Facultatives S.A.                                   France                 100%
                          Marsh Conseil S.A.                                                France                 100%
                          Marsh Courtage S.A.                                               France                 100%
                                Boissarie Martin S.A.                                       France                 100%
                          Marsh Services S.A.                                               France                 100%
                          Consultants en Assurance Prevoyance Assistance (CAPA) SARL        France                 100%
                                Ratio SARL                                                  France                 100%
                                Europe Transport Service (ETS) SARL                         France                 100%
                          GIE Elysee Prevoyance Gestion                                     France                 100%
                          Energie Courtage S.A.                                             France                  54.92%


         MARSH INTERNATIONAL HOLDINGS, INC. (CONT.)
                MMC FRANCE SA (CONT.)
                      MARSH SA (CONT.)


                          Societe d'Assurances et de Participations Guian (SAPG) S.A                France             24%
                          Cecar Brazil                                                              Brazil             71.50%
                          Marsh-Assureurs Conseils Tchadiens SARL                                   Chad               83%
                          Cecar Deutschland                                                         Deutschland       100%
                          Cecar Austria                                                             Austria           100%
                          Assurconseils Cecar & Jutheau                                             Senegal            35%
                          SAFCAR Cecar & Jutheau                                                    Mali               35%
                          Marsh Tunisia                                                             Tunisia            49%
                          Societe Internationale de Courtage d'Assurances
                              et de Reassurances Cecar & Jutheau                                    Burkina Fasso      30%
                Marsh International Holdings II Inc.                                                Delaware          100%
                      Mearbridge LLC                                                                Delaware           70%
                          Marsh & McLennan Companies UK Limited                                     United Kingdom    100%
                                William M. Mercer Limited                                           United Kingdom    100%
                                     William M. Mercer Fraser (Irish Pensioneer Trustees) Limited   Ireland           100%
                                     William M. Mercer Srl                                          Italy             100%
                                     Duncan C. Fraser & Co.                                         United Kingdom    100%
                                     William M. Mercer Fraser Computer Services Limited             United Kingdom    100%
                                     Mercer Management Consulting, Limited                          United Kingdom    100%
                                     MF Trustees Limited                                            United Kingdom    100%
                                     William M. Mercer Fraser Pension Fund Trustees Limited         United Kingdom    100%
                                     William M. Mercer (Isle of Man) Limited                        Isle of Man       100%
                                     Pensioneer Trustees (Leeds) Limited                            England           100%
                                     William M. Mercer Lda.                                         Portugal          100%
                                     William M. Mercer Fraser Limited                               United Kingdom    100%
                                     MPA (International) Limited                                    United Kingdom    100%
                                     Pension Trustees Limited                                       United Kingdom    100%
                                     Pensioneer Trustees Limited                                    United Kingdom    100%
                                     Pensioneer Trustees (London) Limited                           United Kingdom    100%
                                     Southampton Place Trustee Co. Ltd.                             United Kingdom    100%
                                     William M. Mercer Kft.                                         Hungary           100%
                                     William M. Mercer (Properties) Ltd.                            United Kingdom    100%
                                Marsh Mercer Investment Trustee Ltd                                 United Kingdom    100%
                                Marsh International Ltd                                             United Kingdom    100%
                                     Sedgwick Group Plc                                             United Kingdom    100%
                                           Crown Court Trust Limited                                United Kingdom    100%
                                                 Sedgwick Lamda Limited                             United Kingdom    100%
                                                 Sedgwick Europe Risk Services Limited              United Kingdom    100%
                                                 Americas Insurance Services Limited                United Kingdom    100%
                                                 Sedgwick Theta Limited                             United Kingdom    100%
                                                 Sedgwick Group Nominees Limited                    United Kingdom    100%
                                                 Sedgwick Group Development Limited                 United Kingdom    100%
                                                 Blackwood, Scott & Company Limited                 United Kingdom    100%
                                                 Bland Welch & Company Limited                      United Kingdom    100%
                                                 Sedgwick Lark Limited                              United Kingdom    100%
                                                 Ross Collins Holdings Limited                      United Kingdom    100%
                                                 Hobson, Allfrey & Wheeler Limited                  United Kingdom    100%
                                                 JWP Overseas Holdings Limited                      United Kingdom    100%
                                                 Sedgwick Consulting Group Limited                  United Kingdom    100%
                                                 Sedgwick Overseas Limited                          United Kingdom    100%
                                                 Sedgwick Noble Lowndes (Europe) Limited            United Kingdom    100%
                                                 Sedgwick Financial Services (Deutschland) GmbH     Germany            25%


         MARSH INTERNATIONAL HOLDINGS, INC. (CONT.)
                MARSH INTERNATIONAL HOLDINGS, INC. (CONT.)
                      MEARBRIDE LLC (CONT.)
                          MARSH & MCLENNAN COMPANIES UK LTD. (CONT.)
                                MARSH INTERNATIONAL LTD. (CONT.)
                                     SEDGWICK GROUP PLC (CONT.)
                                           CROWN COURT TRUST LIMITED (CONT.)


                                                 Sedgwick Investment Services Limited                  United Kingdom    100%
                                                 Sedgwick Wiggmoore Communications Limited             United Kingdom    100%
                                                 The International Employer Limited                    United Kingdom    100%
                                                       TIE Systems Limited                             United Kingdom    100%
                                                 Chancery Eastcheap Limited                            United Kingdom    100%
                                                 Employee Advantage Limited                            United Kingdom    100%
                                                 Sedgwick Outsourcing Services Limited                 United Kingdom    100%
                                                 Sedgwick Noble Lowndes Actuarial
                                                    Services Limited                                   United Kingdom    100%
                                                 Advantage Independent Limited                         United Kingdom    100%
                                                 Advantage Insurance Services UK Limited               United Kingdom    100%
                                                 Flexifund Limited                                     United Kingdom    100%
                                                 Noble Lowndes Pensions Limited                        United Kingdom    100%
                                                 Noble Lowndes Personal Financial
                                                    Services Limited                                   United Kingdom    100%
                                           Marsh Treasury Services Limited                             United Kingdom    100%
                                           Sedgwick Management Services (London) Limited               United Kingdom    100%
                                                 Sedgwick Management Services (Guernsey) Ltd           Guernsey          100%
                                           Sedgwick Management Services                                (Singapore)       100%
                                                    Pte Limited                                        Singapore         100%
                                           Sedgwick Omega Limited                                      United Kingdom    100%
                                           Sedgwick Epsilon Limited                                    United Kingdom    100%
                                                 Sedgwick Eta Limited                                  United Kingdom    100%
                                                 Lloyd George Insurance Services Limited               United Kingdom     95%
                                                 Sedgwick Delta Limited                                United Kingdom    100%
                                                 Sedgwick Far East Limited                             United Kingdom    100%
                                                 Sedgwick Kazakhstan Limited                           United Kingdom    100%
                                                 Marsh Ukraine Limited                                 United Kingdom    100%
                                                 Sedgwick Japan Limited                                United Kingdom    100%
                                                 B.K. Thomas & Partners Limited                        United Kingdom    100%
                                                       B.K. Thomas & Partners (General) Limited        United Kingdom    100%
                                                 Sedgwick Turkey Limited                               United Kingdom    100%
                                                 Sedgwick OS Limited                                   United Kingdom    100%
                                                 Sedgwick Corporate Services Limited                   United Kingdom    100%
                                           Marsh Properties & Services Limited                         United Kingdom    100%
                                                 Avongrove Limited                                     United Kingdom     99.6%
                                                 Sedgwick Centre Limited                               United Kingdom    100%
                                                 Matchgrange Holdings Limited                          United Kingdom    100%
                                                       Matchgrange Limited                             United Kingdom    100%
                                           Sedgwick Alpha Limited                                      United Kingdom    100%


         MARSH INTERNATIONAL HOLDINGS, INC. (CONT.)
                MARSH INTERNATIONAL HOLDINGS, INC. (CONT.)
                      MEARBRIDE LLC (CONT.)
                          MARSH & MCLENNAN COMPANIES UK LTD. (CONT.)
                                MARSH INTERNATIONAL LTD. (CONT.)
                                     SEDGWICK GROUP PLC (CONT.)


                                           Sedgwick Noble Lowndes Group Limited                        United Kingdom    100%
                                                 Sedgwick Noble Lowndes (UK) Limited                   United Kingdom    100%
                                                       Sedgwick Financial Services Limited             United Kingdom    100%
                                                             SIMS Nominees Limtied                     United Kingdom    100%
                                                             Sedgwick Trustees Limited                 United Kingdom    100%
                                                       Sedgwick Affinity Group Services Limited        United Kingdom    100%
                                                       Sedgwick Noble Lowndes Limited                  United Kingdom    100%
                                                             English Pension Trustees Limited          United Kingdom    100%
                                                             Sedgwick Noble Lowndes Trust
                                                               Corporation Limited                     United Kingdom    100%
                                                             Sedgwick Northern Ireland Limited         United Kingdom    100%
                                                             Noble Lowndes Settlement Trustees Ltd     United Kingdom    100%
                                                             Sedgwick Ulster Pension Trustees Ltd      Northern Ireland  100%
                                                                   Lowndes (N.I.) Limited              Northern Ireland  100%
                                                             Scotttish Pension Trustees Limited        United Kingdom    100%
                                                             Settlement Trustees Limited               United Kingdom    100%
                                                             Combined Actuarial Performance
                                                               Services Limited                        United Kingdom     25%
                                           Seabury & Smith Group Limited                               United Kingdom    100%
                                                 Price Forbes Limited                                  United Kingdom    100%
                                                 Medisure, Seabury & Smith Limited                     United Kingdom    100%
                                                       Medisure Corporate Services Limited             United Kingdom    100%
                                                             Medisure Marketing and Management
                                                                Limited                                United Kingdom    100%
                                                       Medisure Affinity Services Limited              United Kingdom    100%
                                                             Allied Medical Assurance Services Ltd     United Kingdom    100%
                                                                   Healthcare Agencies Limited         United Kingdom    100%
                                           Sedgwick Group Pension Scheme Trustee Limited               United Kingdom    100%
                                           Sedgwick Global Reinsurance Services Limited                United Kingdom    100%
                                                 Incorporated Names Advisers Limited                   United Kingdom    100%
                                                 E.W. Payne (UK) Limited                               United Kingdom    100%
                                                 Marsh & McLennan Securities Group Limited             United Kingdom    100%
                                                       Marsh & McLennan Securities Limited             United Kingdom    100%
                                                 Euings (London) Limited                               United Kingdom    100%
                                                 Sedgwick Reinsurance Brokers Limited                  United Kingdom    100%
                                           Aldgate US Investments                                      United Kingdom    100%
                                                 Digitsuper Limited                                    United Kingdom    100%
                                                 Cruiselook Limited                                    United Kingdom    100%
                                           Overseas Reinsurance Corporation Limited                    Bermuda           100%
                                           Sedgwick Overseas Investments Limited                       United Kingdom    100%
                                                 Sedgwick Overseas Group Limited                       United Kingdom    100%
                                                 Sedgwick Asia Pacific Limited                         Australia         100%
                                                 Sedgwick Internationaal BV                            Netherlands       100%
                                                       Sedgwick Management Services (Antigua)
                                                          Limited                                      Antigua           100%
                                                       Sedgwick Group (Australia) Pty Limited          Australia         100%



MARSH INC. (CONT.)
     MARSH USA INC. (CONT.)
         MARSH INTERNATIONAL HOLDINGS INC. (CONT.)
                MARSH INTERNATIONAL HOLDINGS II INC. (CONT.)
                      MEARBRIDGE LLC (CONT.)
                          MARSH & MCLENNAN COMPANIES UK LTD. (CONT.)
                                MARSH INTERNATIONAL LTD. (CONT.)
                                     SEDGWICK GROUP PLC (CONT.)
                                           SEDGWICK OVERSEAS INVESTMENTS LIMITED (CONT.)
                                                 SEDGWICK INTERNATIONAAL BV (CONT.)


                                                       Sedgwick (Holdings) Pty Limited                 Australia           100%
                                                             Bland Payne (South Aust.) Pty Limited     Australia           100%
                                                             Sedgwick Limited                          Australia           100%
                                                                   Sedgwick Insurance Agencies
                                                                      Pty Limited                      Australia           100%
                                                             Sedgwick Re Asia Pacific Limited          Australia           100%
                                                             Sedgwick Corporate and Employee
                                                                Benefits Limited                       Australia           100%
                                                             Price Forbes Australia Limited            Australia           100%
                                                             Technical Insurance Management
                                                                Services Pty Limited                   Australia           100%
                                                             Sedgwick Superannuation Pty Limited       Australia           100%
                                                             Sedgwick Noble Lowndes Asia Pacific
                                                                 Limited                               Australia           100%
                                                                   Mercer Australia Limited            Australia           100%
                                                                          Sedgwick Noble Lowndes
                                                                             Actuarial Limited         Australia           100%
                                                                   William M. Mercer (Aust) Ltd        Australia           100%
                                                                          Noble Lowndes (PNG)
                                                                             Limited                   Papua New Guinea    100%
                                                                          William M. Mercer Cullen
                                                                            Egan Dell Limited          Australia           100%
                                                                                William M. Mercer
                                                                                 Tax Agents Pty
                                                                                 Limited               Australia           100%
                                                                          Sedgwick Noble Lowndes
                                                                           Financial Planning Ltd.     Australia           100%
                                                                          Sedgwick Noble Lowndes
                                                                           Trusteeship Services Ltd.   Australia           100%
                                                       Sedgwick Versicherungsmakler GmbH               Austria             100%
                                                             MVM Versicherungsberatungs GmbH           Austria             100%
                                                       Sedgwick Group Canada 1997 Inc.                 Canada              100%
                                                       Sedgwick (Deutschland) GmbH                     Germany             100%
                                                             Sedgwick Noble Lowndes GmbH               Germany             100%
                                                                   Sedgwick Financial Services
                                                                      (Deutschland) GmbH               Germany              75%
                                                                   Neuburger Noble Lowndes GmbH        Germany              50%
                                                             Sedgwick Verwaltungs-GmbH                 Germany             100%
                                                             Sedgwick Consulting GmbH                  Germany             100%
                                                             Sedgwick International Broking
                                                               Services GmbH                           Germany             100%
                                                             Sedgwick GmbH & Co                        Germany             100%
                                                                   Buir-Bliesheimer Versicherungsservice
                                                                      GmbH                             Germany              49%
                                                             MVM Versicherungsmakler AG                Switzerland          49%



MARSH INC. (CONT.)
     MARSH USA INC. (CONT.)
         MARSH INTERNATIONAL HOLDINGS INC. (CONT.)
                MARSH INTERNATIONAL HOLDINGS II INC. (CONT.)
                      MEARBRIDGE LLC (CONT.)
                          MARSH & MCLENNAN COMPANIES UK LTD. (CONT.)
                                MARSH INTERNATIONAL LTD. (CONT.)
                                     SEDGWICK GROUP PLC (CONT.)
                                           SEDGWICK OVERSEAS INVESTMENTS LIMITED (CONT.)
                                                 SEDGWICK INTERNATIONAAL BV (CONT.)

                                                       Sedgwick (Continental) SA                       Switzerland         100%
                                                       Sedgwick (Isle of Man) Limited                  Isle of Man         100%
                                                             Sedgwick Corporate Services Limited       Isle of Man         100%
                                                                   Friedrich Limited                   Isle of Man         100%
                                                                   Heinrich Limited                    Isle of Man         100%
                                                                   Sedgwick New Company Limited        Isle of Man         100%
                                                             Sedgwick Management Services
                                                                (Isle of Man) Limited                  Isle of Man         100%
                                                       Sedgwick Management Services
                                                        (Jersey) Limted                                Jersey              100%
                                                       Thilly Reinsurance Services SA                  Belgium             100%
                                                       Sedgwick Europe Benefit Consultants BV          Netherlands         100%
                                                       Shariffuddin-Sedgwick (B) Sendiran Berhad       Brunei               45%
                                                       Sedgwick Holdings (Netherlands) BV              Netherlands         100%
                                                             Sedgwick Management Services
                                                              (Curacao) N.V.                           N. Antilles         100%
                                                             Sedgwick Nederland BV                     Netherlands         100%
                                                                   P.T. Sedgwick Dharmala              Indonesia            55%
                                                                   Verenigde Reassurantie
                                                                      Makelaars BV                     Netherlands         100%
                                                                   Sedgwick BV                         Netherlands         100%
                                                                   Singel Reinsurance
                                                                      Underwriting BV                  Netherlands         100%
                                                                   NV Algemene Verzekering
                                                                      Maatschappij "De Zee"            Netherlands         100%
                                                                   Pontier & Karreman BV               Netherlands         100%
                                                                   Sedgwick European Risk
                                                                      Services BV                      Netherlands         100%
                                                                   Sedgwick Financial Services BV      Netherlands         100%
                                                             Sedgwick Noble Lowndes B.V                Netherlands         100%
                                                                   Sedgwick Noble Lowndes Insurance
                                                                     Division BV                       Netherlands         100%
                                                                   Sedgwick Financial Services
                                                                     Consulting Division BV            Netherlands         100%
                                                       Sedgwick Group (Netherlands) BV                 Netherlands         100%
                                                       Cullen Egan Dell (NZ) Limited                   New Zealand         100%
                                                       Sedgwick Bergvall Holdings AS                   Norway              100%
                                                             Marsh Marine & Energy AS                  Norway              100%
                                                                   Marsh Norway AS                     Norway              100%
                                                                          Dextra AS                    Norway              100%
                                                                   Marsh Marine & Energy AB            Norway              100%
                                                                   Sedgwick Bergvall Inc.              USA                 100%
                                                       Sedgwick (PNG) Pty Limited                      Papua New Guinea    100%
                                                             Sedgwick Kassman Pty Limited              Papua New Guinea    100%



MARSH INC. (CONT.)
     MARSH USA INC. (CONT.)
         MARSH INTERNATIONAL HOLDINGS INC. (CONT.)
                MARSH INTERNATIONAL HOLDINGS II INC. (CONT.)
                      MEARBRIDGE LLC (CONT.)
                          MARSH & MCLENNAN COMPANIES UK LTD. (CONT.)
                                MARSH INTERNATIONAL LTD. (CONT.)
                                     SEDGWICK GROUP PLC (CONT.)
                                           SEDGWICK OVERSEAS INVESTMENTS LIMITED (CONT.)
                                                 SEDGWICK INTERNATIONAAL BV (CONT.)

                                                       Sedgwick Africa Holdings (Pty) Limited          South Africa        100%
                                                       Professional Risk Services (Pty) Limited        South Africa        100%
                                                             RAS Administration Services (Pty) Ltd     South Africa         50%
                                                       Professional Risk Consultants (Pty) Ltd         South Africa        100%
                                                       Sedgwick Holdings (Namibia) (Pty) Limited       Namibia             100%
                                                       Sedgwick Sweden AB                              Sweden              100%
                                                             Sedgwick Risk Services AB                 Sweden              100%
                                                       Sedgwick Dineen Group Limited                   Ireland             100%
                                                             Sedgwick Dineen Ireland Limited           Ireland             100%
                                                             Sedgwick Dineen Trustees Limited          Ireland             100%
                                                             Sedgwick Dineen Consulting
                                                               Group Limited                           Ireland             100%
                                                                   Sedgwick Dineen Employee
                                                                    Benefits Limited                   Ireland             100%
                                                                   Sedgwick Dineen Personal Financial
                                                                      Management Limited               Ireland             100%
                                                             M.B. Fitzpatrick Limited                  Ireland             100%
                                                             Irish Pensions Trust Limited              Ireland             100%
                                                                   Payment Protection Services Ltd     Ireland             100%
                                                                   IPT Actuarial Services Limited      Ireland             100%
                                                                   Sedgwick Noble Lowndes Limited      Ireland             100%
                                                                   Irish Pension Trustees Limited      Ireland             100%
                                                                   Combined Performance Measurement
                                                                      Services Limited                 Ireland              50%
                                                             Sedgwick Dineen Limited                   Ireland             100%
                                                                   Sedgwick Zeta Limited               United Kingdom      100%
                                                                   Sedgwick Claims Management
                                                                      Services Limited                 Ireland             100%
                                                                   Sedgwick Risk Consulting Ltd        Ireland             100%
                                                                   Legal & Commercial Insurances
                                                                     Limited                           Ireland             100%
                                                                   Gaelarachas Teoranta                Ireland              50%
                                                                   Sedgwick Management Services
                                                                      (Ireland) Limited                Ireland             100%
                                                       All Asia Sedgwick Insurance Brokers
                                                          Corporation                                  Philippines          51%
                                                       Sedgwick Insurance and Risk Management
                                                          Consultants (China) Limited                  China               100%
                                                       Sedgwick Polska sp. z o.o                       Poland              100%
                                                       Sedgwick a.s                                    Czech Republic      100%
                                                       Sedgwick Slovakia a.s                           Slovakia             80%
                                                       Sedgwick Holding A/S                            Denmark             100%
                                                             Sedgwick Oy                               Finland             100%



MARSH INC. (CONT.)
     MARSH USA INC. (CONT.)
         MARSH INTERNATIONAL HOLDINGS INC. (CONT.)
                MARSH INTERNATIONAL HOLDINGS II INC. (CONT.)
                      MEARBRIDGE LLC (CONT.)
                          MARSH & MCLENNAN COMPANIES UK LTD. (CONT.)
                                MARSH INTERNATIONAL LTD. (CONT.)
                                     SEDGWICK GROUP PLC (CONT.)
                                           SEDGWICK OVERSEAS INVESTMENTS LIMITED (CONT.)
                                                 SEDGWICK INTERNATIONAAL BV (CONT.)

                                                       Sedgwick Holding France SA                      France           100%
                                                             Sedgwick SA                               France            99.96%
                                                                   Societe Francaise de Courtage
                                                                     d'Assurance de Risques Petroliers
                                                                     et d'Energie SA                   France           100%
                                                             Cofast SA                                 France           100%
                                                                   PRIESTIM SCI                        France           100%
                                                                   Medisur SA                          France           100%
                                                                   Sedgwick Noble Lowndes
                                                                    Conseil SA                         France           100%
                                                             Cabinet Billet et Cie SA                  France           100%
                                                                   ARC Sud-Ouest SA                    France            64.50%
                                                       Sedgwick Noble Lowndes Data
                                                           Consulting Limited                          Hungary          100%
                                                 Lynch Insurance Brokers Limited                       Barbados          30%
                                                 Sedgwick Management Services (Barbados) Ltd           Barbados          33.33%
                                                 Media Reinsurance Corporation                         Barbados          25%
                                                 James Wigham Poland International Limited             United Kingdom   100%
                                                       Wigham Poland Australia Pty Limited             Australia        100%
                                                       Wigham Poland (Hellas) Limited                  Greece           100%
                                                       Wigham Poland Reinsurance Brokers
                                                          Hellas Limited                               Greece           100%
                                                             Sepakat James Insurance Brokers
                                                                Sdn Bhd                                Malaysia          30%
                                                 Sedgwick Gamma Limited                                United Kingdom   100%
                                                 Sedgwick Group (Bermuda) Limited                      Bermuda          100%
                                                       Sedgwick (Bermuda) Limited                      Bermuda          100%
                                                       Sedgwick Noble Lowndes Limited                  Hong Kong        100%
                                                       Cumberland Brokerage Limited                    Bermuda          100%
                                                       Monalsa Assessoria Economico
                                                          Financiera Ltda.                             Brazil           100%
                                                 SCIB (Bermuda) Limited                                Bermuda          100%
                                                       Sedgwick Limited                                Hong Kong        100%
                                                             Sedgwick Hung Kai Insurance & Risk
                                                               Management Consultants Limited          Hong Kong         50%
                                                       Sedgwick Construction Asia Limited              Hong Kong        100%
                                                       Antah Sedgwick Insurance Brokers Sdn Bhd        Malaysia          30%
                                                       Sedgwick Private Limited                        Singapore        100%
                                                             Sedgwick Re Asia Pacific (Consultants)
                                                              Pte Limited                              Singapore        100%



MARSH INC. (CONT.)
     MARSH USA INC. (CONT.)
         MARSH INTERNATIONAL HOLDINGS INC. (CONT.)
                MARSH INTERNATIONAL HOLDINGS II INC. (CONT.)
                      MEARBRIDGE LLC (CONT.)
                          MARSH & MCLENNAN COMPANIES UK LTD. (CONT.)
                                MARSH INTERNATIONAL LTD. (CONT.)
                                     SEDGWICK GROUP PLC (CONT.)
                                           SEDGWICK OVERSEAS INVESTMENTS LIMITED (CONT.)

                                                 Aldgate Investments Limited                           Bermuda               100%
                                                       Yarmouth Insurance Limited                      Bermuda               100%
                                                       Sedgwick Management Services
                                                         (Bermuda) Limited                             Bermuda               100%
                                                             Sedgwick Management Services
                                                             (Cayman) Limited                          Cayman Isles          100%
                                                       ACE Holding Inc.                                British Virgin Isles   32.63%
                                                             Reinsurance and Insurance Management
                                                               Services Limited                        Bermuda               100%
                                                                   Sedgwick Forbes Middle East Ltd     Bermuda               100%
                                                                   Sedgwick Forbes Middle East Ltd     Jersey                100%
                                                                          Sedgwick Bahrain WLL         Bahrain                49%
                                                             International Insurance Brokers Inc.      Liberia               100%
                                                                   ACE (Hellas) LLC                    Greece                100%
                                                             ACE (Liberia) Inc.                        Liberia               100%
                                                                   Insurance Brokering
                                                                     Services (USA)                    USA                   100%
                                                                   ACE Europe (Insurance
                                                                      Brokers) Ltd                     Jersey                100%
                                                                          Arab Commercial
                                                                           Enterprises SAL             Lebanon                98.67%
                                                 Marsh (Pty) Limited                                   Botswana               95%
                                                       Penguin Investments (Pty) Limited               Botswana              100%
                                                 Sedgwick Brimex (Guernsey) Limited                    Guernsey              100%
                                                       Sedgwick Brimex Romania SRL                     Romania                51.03%
                                                 Sedgwick Kenya Insurance Brokers Limited              Kenya                  40%
                                                 SEDFEMA Insurance Brokers Inc.                        Philippines           100%
                                                 Sedgwick Korea Limited                                South Korea           100%
                                                 Sedgwick Venezuela Corredores de
                                                    Reaseguros, CA                                     Venezuela             100%
                                                 Sedgwick Group (Zimbabwe) Limited                     Zimbabwe              100%
                                                       Sedgwick Holdings (Private) Limited             Zimbabwe               50%
                                                             Sedgwick Insurance Brokers
                                                                (Private) Ltd                          Zimbabwe              100%
                                                                   Sedgwick Management Services
                                                                      (Private) Limited                Zimbabwe              100%
                                                                   Sedgwick Risk Management and
                                                                      Consultancy (Private) Limited    Zimbabwe              100%



MARSH INC. (CONT.)
     MARSH USA INC. (CONT.)
         MARSH INTERNATIONAL HOLDINGS INC. (CONT.)
                MARSH INTERNATIONAL HOLDINGS II INC. (CONT.)
                      MEARBRIDGE LLC (CONT.)
                          MARSH & MCLENNAN COMPANIES UK LTD. (CONT.)

                                Marsh UK Group Ltd                                                     United Kingdom      100%
                                     Marsh, SA Mediadores de Seguros (Spain)                           Spain                28.8%
                                     Marsh Ltd                                                         United Kingdom      100%
                                           Aviation Risk Management Services Ltd                       United Kingdom      100%
                                           Bowring Aviation Advisory Services Ltd                      United Kingdom      100%
                                           Bowring Marine Ltd                                          United Kingdom      100%
                                           Bowring Reinsurance Brokers Ltd                             United Kingdom      100%
                                           Marsh UK Ltd                                                United Kingdom      100%
                                           Carpenter Bowring (UK) Ltd                                  United Kingdom      100%
                                                 Fuji International Insurance Company Ltd              United Kingdom        0.4%
                                                 Intermediary Systems Ltd                              United Kingdom      100%
                                                 White Kennett Ltd                                     United Kingdom      100%
                                                 Winchester Bowring Ltd                                United Kingdom      100%
                                           CBH Ltd                                                     United Kingdom      100%
                                           C.T. Bowring & Co. (Insurance) Ltd                          United Kingdom      100%
                                                 Marsh & McLennan FINPRO Ltd                           United Kingdom      100%
                                           Guy Carpenter & Company Ltd                                 United Kingdom      100%
                                           Guy Carpenter & Company Ltd, Eire                           United Kingdom      100%
                                           Marsh Insurance Brokers Ltd                                 United Kingdom      100%
                                           Marsh Marine & Energy Ltd                                   United Kingdom      100%
                                           Marsh Space Projects Ltd                                    United Kingdom      100%
                                           Stevton (No.140) Ltd                                        United Kingdom      100%
                                           Microsafe Ltd                                               United Kingdom      100%
                                                 Geological Information Systems Ltd                    United Kingdom      100%
                                           Marsh Link Ltd                                              United Kingdom      100%
                                           Unison Insurance Services Ltd                               United Kingdom      100%
                                           Willcox J&H Reinsurance Brokers Ltd                         United Kingdom      100%
                                           Sedgwick Ltd                                                United Kingdom      100%
                                                 Sedgwick International Broking Services Ltd           United Kingdom      100%
                                                 Sedgwick Global Ltd                                   United Kingdom      100%
                                                 Sedgwick Computer & Network Service
                                                   Company Ltd                                         United Kingdom      100%
                                                 Sedgwick Credit Ltd                                   United Kingdom      100%
                                                 Sedgwick Europe Risk Solutions Ltd                    United Kingdom      100%
                                                 Sedgwick Energy Ltd                                   United Kingdom      100%
                                                 Aldgate Insurance Brokers (Marine) Ltd                United Kingdom      100%
                                                 Sedgwick Bankrisk Ltd                                 United Kingdom      100%
                                                 Sedgwick Aviation Ltd                                 United Kingdom      100%
                                                 Sedgwick Energy & Marine Ltd                          United Kingdom      100%
                                                 Sedgwick Special Risks Ltd                            United Kingdom      100%
                                                 Reclaim Ltd                                           United Kingdom      100%
                                                 SG Services Ltd                                       United Kingdom      100%
                                                 Sedgwick Northern Ireland Risk Services Ltd           United Kingdom      100%
                                                 Sedgwick Agency Services Ltd                          United Kingdom      100%


         MARSH INTERNATIONAL HOLDINGS INC. (CONT.)
                MARSH INTERNATIONAL HOLDINGS II INC. (CONT.)
                      MEARBRIDGE LLC (CONT.)
                          MARSH & MCLENNAN COMPANIES UK LTD. (CONT.)
                                MARSH UK GROUP LTD. (CONT.)
                                     MARSH LTD. (CONT.)
                                           SEDGWICK LTD. (CONT.)


                                                 Wigham Poland Ltd                                     United Kingdom      100%
                                                       Wigham Poland Aviation Ltd                      United Kingdom      100%
                                                       Wigham Poland Professional Indemnity Ltd        United Kingdom      100%
                                                       Wigham Poland Reinsurance Brokers Ltd           United Kingdom      100%
                                                       Wigham Poland Scotland Ltd                      United Kingdom      100%
                                                       Wigham Poland Marine Ltd                        United Kingdom      100%
                                                       Anthony Lumsden & Company Ltd                   United Kingdom      100%
                                                       Anthony Lumsden Group Ltd                       United Kingdom      100%
                                                             Anthony Lumsden & Co (Pte) Ltd            Singapore           100%
                                                 Sedgwick Reinsurance Services Ltd                     United Kingdom      100%
                                                 Sedgwick Credit Europe Ltd                            United Kingdom      100%
                                                 Marine Risk Management Services Ltd                   United Kingdom      100%
                                                 Sedgwick UK Risk Services Ltd                         United Kingdom      100%
                                                       Roger Lark & Sedgwick (Partnership)             United Kingdom       30%
                                                             R L & S Ltd                               United Kingdom      100%
                                                       Lark Financial Services Ltd                     United Kingdom       14%
                                                 Racal Insurance Services Ltd                          United Kingdom       50%
                                                 Richard Sparrow Holdings Ltd                          United Kingdom      100%
                                                 Richard Sparrow and Company Ltd                       United Kingdom      100%
                                                 Richard Sparrow and Company (International
                                                    Non Marine) Ltd                                    United Kingdom      100%
                                           E W Payne & Co (Marine) Ltd                                 United Kingdom      100%
                                           ReSolutions International Ltd                               United Kingdom      100%
                                           Marsh Health Ltd                                            United Kingdom      100%
                                                 Sedgwick Noble Lowndes Occupational Health
                                                    (Midlands) Ltd                                     United Kingdom      100%
                                           Affinity Groups Advantage Ltd                               United Kingdom      100%
                                           Sedgwick Affinity Groups Advantage Ltd                      United Kingdom      100%
                                           Marsh & McLennan Securities Structured
                                              Risk Services Ltd                                        United Kingdom      100%
                                           The Financial & Insurance Advice Centre Ltd                 United Kingdom      100%
                                           J&H Marsh & McLennan (UK) Ltd                               United Kingdom      100%
                                                 Marsh Europe Ltd                                      United Kingdom      100%
                                                 Bowring Risk Management Ltd                           United Kingdom      100%
                                                 Corporate Pensions & Financial Services Ltd           United Kingdom      100%
                                                 C.T. Bowring Ltd                                      United Kingdom      100%
                                                 Insurance Management Services Ltd                     United Kingdom      100%
                                                 Marsh Ireland Holdings Ltd                            Ireland             100%
                                                       Marsh Ireland Ltd                               Ireland             100%
                                                             BRW Insurance & Financial
                                                              Services Ltd                             Ireland             100%
                                                                   BRW Insurance Brokers Ltd           Ireland             100%
                                                                   BRW Pension & Financial
                                                                     Consultants Ltd                   Ireland             100%
                                                             C.T. Bowring Ireland Ltd                  Ireland             100%
                                                             Mathews, Mulcahy & Sutherland Ltd         Ireland             100%
                                                             Johnson & Higgins Ireland Ltd             Ireland             100%
                                                             RIC Management Services Ltd.              Ireland             100%



MARSH INC. (CONT.)
     MARSH USA INC. (CONT.)
         MARSH INTERNATIONAL HOLDINGS INC. (CONT.)
                MARSH INTERNATIONAL HOLDINGS II INC. (CONT.)
                      MEARBRIDGE LLC (CONT.)
                          MARSH & MCLENNAN COMPANIES UK LTD. (CONT.)
                                MARSH UK GROUP LTD. (CONT.)
                                     MARSH LTD. (CONT.)
                                           J&H MARSH & MCLENNAN (UK) LTD. (CONT.)
                                                  MARSH IRELAND HOLDINGS LTD. (CONT.)

                                                       Marsh Financial Services Ltd.                   Ireland             100%
                                                       Marsh Ltd (New Zealand)                         New Zealand         100%
                                                             J&H Marsh & McLennan Ltd                  Fiji                100%
                                                             Reinsurances (Pacific) Ltd                Fiji                100%
                                                             Sedgwick (Fiji) Ltd                       Fiji                100%
                                                             William M Mercer (NZ) Ltd                 New Zealand         100%
                                                       Marsh & McLennan Holdings Ltd                   United Kingdom      100%
                                                             World Insurance Network Ltd               United Kingdom
                                                       Marsh & McLennan Lda (Portugal)                 Portgual             62.5%
                                                       Marsh & McLennan Nederland BV                   Netherlands         100%
                                                       Marsh & McLennan Services Ltd                   United Kingdom      100%
                                                       RIAS Insurance Services Ltd                     United Kingdom      100%
                                                       Ulster Insurance Services Ltd                   United Kingdom      100%
                                     Tower Place Holdings Ltd                                          United Kingdom      100%
                                           Tower Hill Ltd                                              United Kingdom      100%
                                                 Tower Hill Holdings BV                                Holland             100%
                                                       Tower Hill BV                                   Holland             100%
                                           Tower Place Developments Ltd                                United Kingdom      100%
                                           C.T. Bowring Trading (Holdings) Ltd                         United Kingdom      100%
                                                 Baffin Trading Company Ltd                            Canada              100%
                                           Guy Carpenter & Company Pty Ltd                             Australia           100%
                                                 Australian World Underwriters Pty Ltd                 Australia           100%
                                                 Guy Carpenter & Company Ltd                           New Zealand         100%
                                           Hovertravel Ltd                                             United Kingdom        5.7%
                                           RIC Management Services Ltd                                 United Kingdom      100%
                                           Tower Hill Property Company Ltd                             United Kingdom      100%
                                     Marsh (Isle of Man) Ltd                                           United Kingdom      100%
                                     Marsh Management Services Isle of Man Ltd                         United Kingdom      100%
                                     Marsh & McLennan Management (Guernsey) Ltd                        Guernsey            100%
                                     Marsh Corporate Services Ltd                                      United Kingdom      100%
                                           Bowring Ltd                                                 United Kingdom      100%
                                     Marsh Financial Services Ltd                                      United Kingdom      100%
                                           Marsh Financial Services (Jersey) Ltd                       Jersey              100%
                                     Johnson & Higgins Holdings Ltd                                    United Kingdom      100%
                                           Corporate Risk Plc                                          United Kingdom      100%
                                           Johnson & Higgins Ltd                                       United Kingdom      100%
                                                 Willcox Johnson & Higgins Reinsurance
                                                    Brokers Ltd                                        United Kingdom      100%
                                                       Willcox Intermediaries Ltd                      United Kingdom      100%
                                           Johnson & Higgins UK Ltd                                    United Kingdom      100%
                                           J&H Global Risk Management Consultancy Ltd                  United Kingdom      100%


         MARSH INTERNATIONAL HOLDINGS INC. (CONT.)
                MARSH INTERNATIONAL HOLDINGS II INC. (CONT.)
                      MEARBRIDGE LLC (CONT.)
                          MARSH & MCLENNAN COMPANIES UK LTD. (CONT.)
                                MARSH UK GROUP LTD. (CONT.)
                                     JOHNSON & HIGGINS HOLDINGS LTD. (CONT.)


                                           Marsh (Insurance Services) Ltd                              United Kingdom      100%
                                                 J&H Marsh & McLennan Kazakstan Liability Ltd          Kazakstan           100%
                                                 ZAO Johnson & Higgins                                 Moscow              100%
                                                 Marsh Georgia Ltd                                     United Kingdom      100%
                                                         Grupo Internacional de Reaseguro
                                                          Intermediario de Reaseguro,
                                                          S.A. de C.V.                                 Mexico               10%
                                                 Marsh Azeri Ltd                                       United Kingdom      100%
                                                 Sedgwick Russia Ltd                                   United Kingdom      100%
                                           Peter Smart Associates Ltd                                  United Kingdom      100%
         Marsh & McLennan Versicherungs-Service GmbH                                                   Austria             100%
         Henrijean, S.A.                                                                               Belgium              47%
         Marsh S.A.                                                                                    Belgium             100%
         Invercol Ltd.                                                                                 Bermuda             100%
         Marsh & McLennan Management Services (Bermuda) Limited                                        Bermuda             100%
                Transglobe Management (Bermuda) Ltd.                                                   Bermuda             100%
                J&H Marsh & McLennan (Cayman Islands) Ltd.                                             Cayman Islands      100%
                Marsh & McLennan Management Services (L) Ltd.                                          Labuan              100%
         Marsh Claro S.A. Corredores De Seguros                                                        Chile               100%
                Claro Marsh & McLennan Consultores en Recursos Humanos, Ltda.                          Chile               100%
         DeLima Marsh                                                                                  Colombia             51%
                Invorsa S.A.                                                                           Colombia            100%
                J&H Marsh & McLennan (Colombia) Ltd.                                                   Colombia            100%
                Andina de Corretaje de Reaseguros Ltda. Ancor                                          Colombia            100%
                DeLima & Cia Ltda.                                                                     Colombia            100%
                Guy Carpenter Reinmex Corredores de Reaseguros Ltda                                    Colombia            100%
         Marsh A/S                                                                                     Denmark             100%
                Marsh Norway A.S.                                                                      Norway              100%
                Marsh Forsakringsmaklare AB                                                            Sweden              100%
         Marsh & McLennan Holdings GmbH                                                                Germany             100%
                Erwin Warnecke GmbH                                                                    Germany             100%
                Marsh GmbH                                                                             Germany             100%
                      RMB-Risk Management Beratungs-GmbH                                               Germany             100%
                      Wolf & Hasselmann GmbH                                                           Germany             100%
                      William M. Mercer GmbH                                                           Germany              90%
                      VW-Versicherungsvermittlungs-GmbH                                                Germany              33.3%
                      VVG Gradmann & Holler Versicherungs-Vermittlungs-GmbH                            Germany              24%
                      Sudzucker Versicherungsvermittlungs GmbH                                         Germany              49%
                      Senator Asserkuranz Contor GmbH                                                  Germany              49%
                      Gradman & Holler Kiefhaber GmbH                                                  Germany             100%


         MARSH & MCLENNAN HOLDINGS GMBH (CONT.)
                MARSH GMBH (CONT.)


                      Bau Asserkuranz Vermittlungs GmbH                                     Germany            45%
                      Gradmann & Holler Kiefhaber GmbH                                      Germany           100%
                      Flughafen Munchen Versicherungsvermittlungs-GmbH                      Germany            49%
                      Versicherungs-Vermittlungsgesellschaft fur
                        dle Energieversorgung Baden-Wurttemberg                             Germany            49%
                      Deutsche Post Asserkuranz Vermittlungs-GmbH                           Germany            49%
                      Deutsche Verkehrs-Asserkuranz-Vermittlungs-GmbH                       Germany            15%
                      Gradmann & Holler AG                                                  Switzerland       100%
         Marsh & McLennan-Hellas-L.L.C.                                                     Greece            100%
         J&H Marsh & McLennan Budapest Insurance Brokers & Consultants Ltd.                 Hungary           100%
         Marsh Israel (1999) Ltd.                                                           Israel             99%
                Marsh Israel  (Holdings) Ltd.                                               Israel            100%
                      Marsh Israel Insurance Agency Ltd.                                    Israel            100%
                          Gold Line Life Insurance Agency (1997) Ltd.                       Israel             50%
                          Forum Loewenthal Elementary Insurance Agency (1997) Ltd.          Israel             60%
                          Amamit Insurance Agency (1995) Ltd.                               Israel             50%
                      Colbituach Insurance Agency                                           Israel             49%
                      Elidov Insurance Agency (1991) Ltd.                                   Israel              9.2%
                      Marsh Israel Life and Pension Insurance Agency Ltd.                   Israel            100%
                      Marsh Israel Consultants Ltd.                                         Israel            100%
                          Tmura Loewenthal Ltd.                                             Israel             33%
                      Tamir Insurance Company Ltd.                                          Israel            100%
                      Rosh Insurance Agency (1990) Ltd.                                     Israel            100%
                      Marsh Israel International Brokers Ltd.                               Israel            100%
         Confidentia Marine Insurance Agency (1983) Ltd.                                    Israel             80%
         Confidentia Life Insurance Agency Ltd.                                             Israel             66%
         Marsh Kazakhstan                                                                   Kazakhstan        100%
         Marsh & McLennan Co. Inc.                                                          Liberia           100%
         Marsh & McLennan Luxembourg, S.A                                                   Luxembourg        100%
                Marsh & McLennan Insurance Management Services, S.A.                        Luxembourg        100%
         Marsh Peru SA                                                                      Peru              100%
         Marsh & McLennan Polska Sp.zO.O                                                    Poland            100%
         Marsh Romania s.r.l.                                                               Romania           100%
         Marsh & McLennan Management Services (S) Pte. Ltd.                                 Singapore         100%
         Marsh & McLennan Bowring Pte. Ltd.                                                 Singapore         100%
         Marsh & McLennan Espana, S.A., Correduria de Seguros                               Spain              60%
                Marsh Privat AIE                                                            Spain              50%
         Kessler & Co. Inc.                                                                 Switzerland        25%
         Marsh (South Africa) (Pty) Ltd.                                                    South Africa       60%
         Marsh PB Company Limited                                                           Thailand           49%
         J&H Marsh & McLennan Sigorta ve Reasurans Brokerligi A.S.                          Turkey            100%
         San J&H Marsh & McLennan Sigorta ve Reasurans Brokerligi A.S.                      Turkey            100%
         Carter Brito Ltd                                                                   United Kingdom    100%
         Marsh (Middle East) Ltd                                                            United Kingdom    100%
         J&H Marsh & McLennan Management (UK) Ltd                                           United Kingdom    100%
         Marsh Venezuela C.A.                                                               Venezuela         100%
         J&H Marsh & McLennan Management (USVI) Ltd.                                        Virgin Islands    100%
         Marsh & McLennan, Incorporated                                                     Virgin Islands    100%
         Muir Beddall (Zimbabwe) Limited                                                    Zimbabwe          100%
                C.T. Bowring and Associates (Private) Limited                               Zimbabwe           28.82%



         Jay R. Corp.                                                                       New York          100%
         Casualty Insurance Company Services, Inc.                                          California        100%
         Johnson & Higgins Agency of Korea, Ltd.                                            Korea             100%
         Retach Corporation                                                                 Delaware          100%
         Shipowners of Claims Bureau, Inc.                                                  New York          100%
         Caribbean Marine Associates, Inc.                                                  Florida           100%
         Pacific Marine Associates, Inc.                                                    California        100%
         Johnson & Higgins (USVI) Ltd.                                                      Virgin Islands    100%
         Marsh Intermediaries of Washington, Inc.                                           Washington        100%
         Healthcare Risk Management Services, Inc.                                          Washington        100%
         Espana Uno, Inc.                                                                   Delaware          100%
         Espana Dos, Inc.                                                                   Delaware          100%
         Espana Tres, Inc.                                                                  Delaware          100%
         Espana Cuatro, Inc.                                                                Delaware          100%
         Espana Cinco, Inc.                                                                 Delaware          100%
         Espana Seis, Inc.                                                                  Delaware          100%
         Espana Siete, Inc.                                                                 Delaware          100%
         Espana Ocho, Inc.                                                                  Delaware          100%
         J&H Interests, Inc.                                                                New York          100%
         Henry Ward Johnson & Company Insurance Services, Inc.                              California        100%
         Johnson & Higgins Willis Faber Holdings, Inc.                                      New York           50%
         Marsh Management Services, Inc.                                                    New York          100%
         New, S.A.                                                                          Peru              100%
         Willcox, Barringer & Co. (California) Inc.                                         California        100%
                Willcox Johnson & Higgins Asia, Pte. Ltd.                                   Singapore         100%
                Johnson & Higgins Willis Faber (U.S.A.) Inc.                                New York          100%
         SBI Reinsurance Company, Ltd.                                                      Bermuda           100%
         Interco, S.A.                                                                                        100%
         Wilson McBride, Inc.                                                               Ohio
         Johnson & Higgins W.F. Ltd.                                                        Canada            100%
         Worldwide Energy Insurance Services, Inc.                                                            100%
         Transbrasil Ltda.                                                                  Brazil             50%
         Max Mattheissen Holdings A.B.                                                      Sweden            100%
         Unison Belgium                                                                     Belgium           100%
         Unison Management (Scandinavia) AB                                                 Scandinavia        50%
         Foster Higgins (Far East) Limited                                                  Hong Kong         100%
         Marsh Commercial Insurance Agencies Pty Ltd.                                       Australia         100%
         Johnson & Higgins  (Bermuda) Limited                                               Bermuda           100%
                Unison Management (Bermuda) Ltd.                                            Bermuda           100%
         Johnson & Higgins of (Cayman Islands) Ltd.                                         Cayman Islands    100%
                IMC (Turks & Caicos) Limited                                                Cayman Islands    100%
                Johnson & Higgins Intermediaries (Cayman) Ltd.                              Cayman Islands    100%
                Victoria Hall Company Limited                                               Bermuda            20%
         Johnson & Higgins of (Chile) Limitada                                              Chile             100%
                Albert Willcox & Co. of Canada Ltd.                                         Canada            100%
                Dupuis, Parizeau, Tremblay, Inc.                                            Canada            100%
         Les Conseillers Dpt. Inc.                                                          Canada            100%
         Marsh Singapore Pte Ltd.                                                           Singapore         100%
                Johnson & Higgins PB Co., Ltd.                                              Singapore          40%
                Johnson & Higgins Risk Management Services (S) Pte. Ltd.                    Singapore         100%
         Johnson & Higgins Consulting S.r.L.                                                Italy             100%
                Unison Consultants Europe                                                   Belgium            96%
                J&H Employee Benefit S.p.A.                                                 Italy             100%
                Sersur                                                                      Brazil            100%



         Unison Management Luxembourg, S.A.                                                 Luxembourg         23%
         Willcox Phillippines Inc.                                                          Phillippines       40%
         Inter-Ocean Management (Cayman) Limited                                            Cayman Islands    100%
         Johnson & Higgins Luxembourg, S.A.                                                 Luxembourg        100%
         Transglobal (Guernsey) Ltd.                                                        Guernsey          100%
         Unison Management (Dublin) Limited                                                 Ireland           100%
         Vista Insurance Company, Ltd.                                                      Bermuda           100%
         Mactras (Bermuda) Limited                                                          Bermuda           100%
         Gem Insurance Company Limited                                                      Bermuda           100%
         Uniservice Insurance Service Limited                                               Bermuda           100%
         H.I. Group - Johnson & Higgins Phillippines, Inc.                                  Philippines        70%
         JHINDAH (Asia) Limited                                                             Indonesia          50%
         Sedgwick James of Puerto Rico, Inc.                                                Puerto Rico       100%
         Stephen F. Beard, Inc.                                                             Puerto Rico       100%
         Sedgwick International Risk Management, Inc.                                       Delaware          100%
                Sedgwick Limited                                                            Taiwan            100%
                Sedgwick Asia Pacific Private Limited                                       Singapore         100%
         Mariners Insurance Agency, Inc.                                                    Massachusetts     100%
         Maritime Adjusters, Inc.                                                           Massachusetts     100%
         Sedgwick Energy (Insurance Services) Inc.                                          Texas             100%
         Members Insurance Club Agency, Inc.                                                Ohio              100%
         Sedgwick Investments, Inc.                                                         Delaware          100%
         Sedgwick Benefits, Inc.                                                            Utah              100%
         Unused Subsidiary, Inc.                                                            Texas             100%
         Countryside, Inc.                                                                  Tennessee          50.38%
         Members Insurance Club Agency, Inc                                                 Louisiana         100%
         Route 413 Associates, Inc.                                                         Pennsylvania      100%
         Sedgwick Management Services (U.S.) Limited                                        Vermont           100%
         Sedgwick Managing General Agency, Inc.                                             Texas             100%
         Sedgwick Noble Lowndes North America, Inc.                                         Delaware          100%
         Galbraith & Green, Inc. of Ohio                                                    Ohio              100%
         APRIMAN, Inc.                                                                      California        100%
         Sedgwick CMS Holdings, Inc.                                                        Delaware          100%
                Sedgwick Claims Management Services, Inc.                                   Illinois          100%
                      SCMS Administrative Services, Inc.                                    Illinois          100%
         CVA Consultants, Inc.                                                              Nevada            100%
         Don A. Harris & Associates, Inc.                                                   Nevada            100%
         Sedgwick Life and Benefits, Inc.                                                   Texas             100%
         Sedgwick International Marketing Services Inc.                                     Delaware          100%
         Unused Subsidiary, Inc.                                                            New York          100%
         Sedgwick Financial Services Inc.                                                   Delaware          100%
         Syndicate & Corporate Management Services Limited                                  Bermuda           100%
         Overseas Reinsurance Corporation Limited                                           Bermuda           100%
         Guy Carpenter & Company, Inc.                                                      Delaware          100%
                The Carpenter Management Corporation                                        Delaware          100%
                      Paul Napolitan, Inc.                                                  Delaware          100%
                      Paul Napolitan Canada, Inc.                                           Canada            100%
                Sellon Associates, Inc.                                                     New York          100%
                Guy Carpenter & Company, Inc. of Pennsylvania                               Pennsylvania      100%
                      Philadelphia Insurance Management Company                             Delaware          100%
                Guy Carpenter Broking, Inc.                                                 Delaware          100%
                Market Street Underwriters, Inc.                                            Delaware           79%


         GUY CARPENTER & COMPANY, INC. (CONT.)


                MMSC Holdings, Inc.                                                         Delaware          100%
                      Marsh & McLennan Securities Corporation                               Delaware          100%
                      MMSC Risk Advisors, Inc.                                              Delaware          100%
                      MMSC Structured Risk Services, Inc.                                   Delaware          100%
                      Marsh & McLennan Securities International, Ltd.                       Bermuda           100%
                Resolutions International Limited                                           Delaware          100%
                      Excess and Treaty Management Corporation                              New York          100%
                Triad Underwriting Management Agency, Inc.                                  Delaware          100%
                Guy Carpenter Insurance Strategy, Inc.                                      Delaware          100%
                Reinsurance Solutions International, LLC                                    Delaware           50%
                Inter-Americas Insurance Services, Inc.                                     California         79%
                Claims, Inc.                                                                Texas             100%
                Guy Carpenter & Company, S.A.                                               Argentina         100%
                Normandy Reinsurance Company Limited                                        Bermuda           100%
                Guy Carpenter & Company, S.A.                                               Belgium           100%
                Guy Carpenter & Company Ltda.                                               Brazil             99%
                American Overseas Management Corporation (Canada)                           Canada            100%
                Guy Carpenter & Company Limited                                             Canada            100%
                Guy Carpenter & Company GmbH                                                Germany            60%
                Guy Carpenter & Company Limited                                             Hong Kong         100%
                Guy Carpenter & Company S.r.l.                                              Italy             100%
                Guy Carpenter & Co. Labuan Ltd.                                             Malaysia          100%
                Guy Carpenter y Cia (Mexico) S.A. de C.V.                                   Mexico            100%
                Guy Carpenter & Company (S) Pte. Ltd.                                       Singapore         100%
                Guy Carpenter & CIA, S.A.                                                   Spain              18.92%
                Guy Carpenter & Company AB                                                  Sweden            100%
                Guy Carpenter (U.K.) Ltd.                                                   United Kingdom    100%
                Marsh & McLennan Risk Capital Holdings, Ltd.                                Delaware          100%
                      Marsh & McLennan Capital, Inc.                                        Delaware          100%
                      Marsh & McLennan GPI, Inc.                                            Delaware          100%
                      Marsh & McLennan GP II, Inc.                                          Delaware          100%
                      MMRCH LLC                                                             Delaware           30%
                      MMRC LLC                                                              Delaware           30%
                      The ARC Group LLC                                                     Delaware           33%
                      M&M Vehicle, L.P.                                                     Delaware          100%
                      Terra Nova (Bermuda) Holdings Ltd.                                    Bermuda             9.9%
                      VIC Corporation                                                       Maine              51%
Rivers Group Limited                                                                        United Kingdom    100%
     Sedgwick Analysis Services Limited                                                     United Kingdom    100%
     Exmoor Management Company Limited                                                      Bermuda           100%
     River Thames Insurance Company Limited                                                 United Kingdom     98.74%
     R.W. Gibbon & Son (Underwriting Agencies) Limited                                      United Kingdom    100%
     Regis Agencies Limited                                                                 United Kingdom    100%
     Bevington Vaizey & Foster Limited                                                      United Kingdom    100%
     Rhone Limited                                                                          United Kingdom    100%
     The Sedgwick Information Exchange Limited                                              United Kingdom    100%



Mercer Consulting Group, Inc.                                                               Delaware          100%
     National Economic Research Associates, Inc.                                            California        100%
         National Economic Research Associates, Inc.                                        Delaware          100%
     Mercer Management Consulting, Inc.                                                     Delaware          100%
         Decision Research Corporation                                                      Massachusetts     100%
         LAR/Decision Research Corporation                                                  New York          100%
         Lippincott & Margulies, Inc.                                                       New York          100%
         Mercer Management Consulting, Ltd.                                                 Bermuda           100%
         Mercer Management Consulting GmbH                                                  Germany           100%
                Mercer Consulting Group Verwaltungs GmbH                                    Germany           100%
                Dr. Seebauer & Partner GmbH - Management Consulting
                    Group & Co. KG                                                          Germany           100%
                UBM Consultoria Internacional S/C Ltda.                                     Brazil             30%
                UBM Consulting France International Management Consultants                  France            100%
                Mercer Management Consulting Limited                                        Switzerland       100%
                Mercer Management Consulting S.L.                                           Spain             100%
         Mercer Management Consulting SNC                                                   France            100%
         Consulmercer-Consultores de Gestao, Sociedade Unipessoal, Lda.                     Portugal          100%
         Mercer Consulting Services S.A.                                                    Switzerland       100%
     Mercer MW Ltda.                                                                        Brazil            100%
         Mercer MW Corredore de Seguro                                                      Brazil            100%
     William M. Mercer Companies LLC                                                        Delaware          100%
         William M. Mercer Holdings, Inc.                                                   Delaware          100%
                William M. Mercer Holdings Canada, Inc.                                     Delaware          100%
                William M. Mercer Pty. Ltd.                                                 Australia         100%
                      Superfund Nominees Pty. Ltd.                                          Australia         100%
                William M. Mercer S.A.                                                      Belgium           100%
                William M. Mercer Limited                                                   Canada             50%
                      Mercer Management Consulting Limited                                  Canada            100%
                      Societe Conseil Mercer Limitee                                        Quebec            100%
                Mercer Limited                                                              Ireland           100%
                      P.I.C. Advisory Services Limited                                      Ireland           100%
                Mercer Trustees Limited                                                     Ireland           100%
                William M. Mercer Limited of Japan                                          Japan             100%
                William M. Mercer (Korea) Co., Ltd.                                         Korea             100%
                William M. Mercer Limited                                                   Hong Kong         100%
                      William M. Mercer Pte. Ltd.                                           Singapore         100%
                William M. Mercer (Malaysia) Sdn. Bhd.                                      Malaysia          100%
                      William M. Mercer Zainal Fraser Sdn. Bhd.                             Malaysia           70%
                Mercer C & B Servicios, S.A. de C.V.                                        Mexico            100%
                Mercer C & B S.A. de C.V.                                                   Mexico            100%
                William M. Mercer Agente de Seguros S.A. de C.V.                            Mexico            100%
                Servicos Actuariales S.A. de C.V.                                           Mexico            100%
                Compensacion Tecnica Consultores S.A. de C.V.                               Mexico            100%
                William M. Mercer Ten Pas B.V.                                              Netherlands       100%
                      WMM Haneveld Investment Consulting B.V.                               Netherlands       100%
                          Reitmulders & Partners B.V.                                       Netherlands       100%
                      William M. Mercer Services B.V.                                       Netherlands       100%
                William M. Mercer Limited                                                   New Zealand       100%
                William M. Mercer, Incorporated                                             Puerto Rico       100%
                William M. Mercer, S.A.                                                     Switzerland       100%


         WILLIAM M. MERCER HOLDINGS, INC. (CONT.)


                Corporate Resources Group (Holdings) Ltd.                                   British Virgin Islands         100%
                      CRG S.A.                                                              Switzerland                    100%
                      CRG Sverige AB                                                        Sweden                         100%
                      CRG A/S                                                               Denmark                        100%
                      CRG (Singapore) PTE                                                   Singapore                      100%
                      CRG Ltd.                                                              Hong Kong                      100%
                      CRG HR SDN BHD                                                        Malaysia                       100%
                      PT C.R.G.                                                             Indonesia                      100%
                      CRG (India) Private Ltd.                                              India                          100%
                      CRG (Thailand) Ltd.                                                   Thailand                       100%
                          CRG (Thai) Ltd.                                                   Thailand                       100%
                      CRG Holdings, Inc.                                                                                   100%
                          RG Serv. Philippines Inc.                                         Philippines                    100%
                      CRG Japan Co. Ltd.                                                    Japan                           60%
                      CRG Finland OY                                                        Finland                         60%
                      CRG (Israel) Ltd.                                                     Israel                          60%
                      CRG Argentina SA                                                      Argentina                       60%
                      CRG Iberica, SL
         William M. Mercer, Incorporated                                                    Delaware                       100%
                WMM Services, Inc.                                                          Delaware                       100%
                William M. Mercer Securities Corp.                                          Delaware                       100%
                National Medical Audit                                                      California                     100%
                Hansen International Limited                                                Delaware                       100%
                William M. Mercer of Indiana, Incorporated                                  Indiana                        100%
                William M. Mercer Investment Consulting, Inc.                               Kentucky                       100%
                William M. Mercer of Kentucky, Inc.                                         Kentucky                       100%
                William M. Mercer, Incorporated                                             Louisiana                      100%
                William M. Mercer, Incorporated                                             Massachusetts                  100%
                William M. Mercer of Michigan, Incorporated                                 Michigan                       100%
                William M. Mercer, Incorporated                                             Nevada                         100%
                William M. Mercer, Incorporated                                             Ohio                           100%
                William M. Mercer, Incorporated                                             Oklahoma                       100%
                William M. Mercer of Texas, Inc.                                            Texas                          100%
                William M. Mercer of Virginia, Incorporated                                 Virginia                       100%
                Mercer R.H. SARL                                                            France                         100%
                William M. Mercer-MPA Limited                                               Hong Kong                      100%
                William M. Mercer Philippines, Incorporated                                 Philippines                    100%
         William M. Mercer S.A.                                                             Argentina                      100%
                William M. Mercer S.A. Asesores de Seguros                                  Argentina                      100%
         William M. Mercer Comercio Consultoria e Servicos Ltda.                            Brazil                         100%
                William M. Mercer Consultoria Ltda.                                         Brazil                          39%
                Grupo Assistencial De Economia E Financas Tudor S/C Ltda.                   Brazil                          39%
         William M. Mercer Limitada                                                         Chile                          100%
                William M. Mercer Claro Corredores de Seguros                               Chile                          100%
         William M. Mercer A/S                                                              Denmark                         60%
                William M. Mercer A.B.                                                      Sweden                         100%
         William M. Mercer Broking (Taiwan) Ltd.                                            Taiwan                         100%
         William M. Mercer Consulting (Taiwan) Ltd.                                         Taiwan                         100%



Seabury & Smith, Inc.                                                                       Delaware          100%
     Seabury & Smith of Arkansas, Inc.                                                      Arkansas          100%
     Appleby & Sterling Agency, Inc.                                                        Delaware          100%
     Marsh Insurance & Investments Corp.                                                    Delaware          100%
     J&H Marsh & McLennan Private Client Services, Inc.                                     Delaware          100%
     Johnson & Higgins/Kirke-Van Orsdel, Inc.                                               Delaware          100%
     Marsh Financial Services, Inc.                                                         New York          100%
     J&H Marsh & McLennan Financial Services, Inc.                                          Indiana           100%
     Marsh Financial Insurance Services of Massachusetts, Inc.                              Massachusetts     100%
     Marsh Financial Services of Texas, Inc.                                                Texas             100%
     Albert H. Wohlers & Co.                                                                Illinois          100%
     Smith-Sternau Organization, Inc.                                                       Delaware          100%
     The Schinnerer Group, Inc.                                                             Delaware          100%
         Victor O. Schinnerer & Company, Inc.                                               Delaware          100%
                Victor O. Schinnerer of Illinois, Inc.                                      Illinois          100%
                Victor O. Schinnerer & Company, Inc.                                        Ohio              100%
         Encon Holdings, Inc.                                                               Texas             100%
                Panhandle Insurance Agency, Inc.                                            Texas             100%
                      Encon Underwriting Agency, Inc.                                       Texas             100%
         Encon Holdings, Inc.                                                               Ontario           100%
                Encon Insurance Managers Inc.                                               Canada            100%
                      Encon Management Services, Inc.                                       Canada            100%
                      Encon Reinsurance Managers Inc.                                       Canada            100%
                Encon Title Insurance Managers Inc.                                         Canada            100%
         Victor O. Schinnerer & Company Ltd.                                                United Kingdom    100%
                Encon Underwriting Limited                                                  United Kingdom    100%
                Admiral Holdings Limited                                                    United Kingdom    100%
                      Admiral Underwriting Agencies Limited                                 United Kingdom    100%
                Admiral Ireland Limited                                                     Ireland           100%
                Admiral Underwriting Agencies (Ireland) Ltd.                                Ireland           100%
     Seabury & Smith of Georgia, Inc.                                                       Georgia           100%
     Seabury & Smith of Idaho, Inc.                                                         Idaho             100%
     M. A. Gesner of Illinois, Inc.                                                         Illinois          100%
     Seabury & Smith of Illinois, Inc.                                                      Illinois          100%
     Seabury & Smith, Inc.                                                                  Indiana           100%
     Seabury & Smith, Inc.                                                                  Kentucky          100%
     Seabury & Smith, Inc.                                                                  Louisiana         100%
     Seabury & Smith, Inc.                                                                  Massachusetts     100%
     Seabury & Smith, Inc.                                                                  Michigan          100%
     Seabury & Smith, Inc.                                                                  Nevada            100%
     Seabury & Smith Agency, Inc.                                                           Ohio              100%
     Seabury & Smith, Inc.                                                                  Oklahoma          100%
     Seabury & Smith, Inc.                                                                  Texas             100%
     Seabury & Smith, Inc.                                                                  Virginia          100%
     Seabury & Smith Limited                                                                Ontario           100%
         G. E. Freeman Insurance Agency Limited                                             Ontario           100%
     Seabury & Smith Limited                                                                United Kingdom    100%



     AmGrip, Inc.                                                                           Louisiana         100%
     AmGrip, Inc.                                                                           Texas
     Johnson & Higgins Securities, Inc.                                                     Montana           100%
     Crump Group, Inc.                                                                      Delaware          100%
         Crump E & S of California Insurance Services, Inc.                                 California        100%
         Crump E & S of Sacramento Insurance Services, Inc.                                 California        100%
         Crump E & S of San Francisco Insurance Services, Inc.                              California        100%
         Crump Insurance Services of Colorado, Inc.                                         Colorado          100%
         Crump Insurance Services of Florida, Inc.                                          Florida           100%
         Crump Insurance Services of Atlanta, Inc.                                          Georgia           100%
         Crump Insurance Services of Illinois, Inc.                                         Illinois          100%
         Crump Insurance Services of Louisiana, Inc.                                        Louisiana         100%
         Crump Insurance Services of Boston, Inc.                                           Massachusetts     100%
         Crump Insurance Services of Michigan, Inc.                                         Michigan          100%
         Crump of New Jersey, Inc.                                                          New Jersey        100%
         Crump of New York, Inc.                                                            New York          100%
         Crump Insurance Services of Memphis, Inc.                                          Tennessee         100%
         Crump Financial Services, Inc.                                                     Tennessee         100%
         Crump Insurance Services, Inc.                                                     Texas             100%
         Crump Insurance Services of Houston, Inc.                                          Texas             100%
         Crump Insurance Services of Texas, Inc.                                            Texas             100%
         Crump Insurance Services Northwest, Inc.                                           Washington        100%
     S.J. Petrakis Insurance Services, Inc.                                                 California        100%
     Southern Marine & Aviation Underwriters, Inc.                                          Louisiana         100%
         Southern Marine and Aviation, Inc.                                                 Louisiana         100%
Putnam Investments, Inc.                                                                    Massachusetts     100%
     Putnam Investment Management, Inc.                                                     Massachusetts     100%
     Putnam Future Advisors, Inc.                                                           Massachusetts     100%
     Putnam Fiduciary Trust Company                                                         Massachusetts     100%
     Putnam Investor Services, Inc.                                                         Massachusetts     100%
     Putnam Mutual Funds Corp.                                                              Massachusetts     100%
         Putnam Insurance Agency, Inc.                                                      Massachusetts     100%
     The Putnam Advisory Company, Inc.                                                      Massachusetts     100%
         Putnam Europe Ltd.                                                                 United Kingdom    100%
     The Putnam Corporation                                                                 Massachusetts     100%
     Pan Agora Asset Management                                                             Delaware           50%
     Pan Agora Asset Management, Ltd.                                                       United Kingdom     50%
     PII Holdings, Inc.                                                                     Massachusetts     100%
     Primary Funds Service Corp.                                                            Delaware           51%
     Putnam Investments Argentina, S.A.                                                     Argentina         100%
     Putnam Overseas Institutional Management Company Ltd.                                  Bahamas           100%
     Putnam International Distributors, Ltd.                                                Cayman Islands    100%
     Putnam International Advisory Company, S.A.                                            Luxembourg        100%
         NKK-Putnam Management, S.A.                                                        Luxembourg        100%
     Putnam International Growth Management S.A.                                            Luxembourg        100%
     Putnam Management (Luxembourg), S.A.                                                   Luxembourg        100%
